                                                                      Exhibit 21

                           PHILIP SERVICES CORPORATION

Subsidiaries are defined as companies that are at least fifty percent owned.

U.S. SUBSIDIARY NAME                                                                     STATE OF INCORPORATION
--------------------                                                                     ----------------------
21st Century Environmental Management Inc. of Nevada                                     Nevada

21st Century Environmental Management Inc. of Rhode Island                               Rhode Island

Ace/Allwaste Environmental Services of Indiana, Inc.                                     Illinois

Alltift, Inc.                                                                            New York

Allwaste Tank Cleaning, Inc.                                                             Georgia

Allworth, Inc.                                                                           Alabama

Burlington Environmental, Inc.                                                           Washington

Cappco Tubular Products USA, Inc.                                                        Georgia

Casting Concepts, Inc.                                                                   Texas

Chem-Freight, Inc.                                                                       Ohio

Chemical Pollution Control, Inc. of Florida - A 21st Century Environmental Management    Florida
Company

Chemical Pollution Control, Inc. of New York - A 21st Century Environmental Management   New York
Company

Chemical Reclamation Services, Inc.                                                      Texas

Cousins Waste Control Corporation                                                        Ohio

CyanoKEM, Inc.                                                                           Michigan

D&L, Inc.                                                                                Pennsylvania

Delta Maintenance, Inc.                                                                  Louisiana

F.C. Schaffer & Associates, Inc. N/K/A Serv-Tech EPC Subsidiary, Inc.                    Louisiana

International Catalyst, Inc.                                                             Nevada

Jesco Industrial Services, Inc.                                                          Kentucky

JW Ventures Inc.                                                                         Texas

Luntz Acquisition (Delaware) Corporation                                                 Delaware

Nortru, Inc.                                                                             Michigan

Northland Environmental, Inc.                                                            Delaware

Philip Environmental Services Corporation                                                Missouri

Philip Metals (New York), Inc.                                                           New York

Philip Metals Recovery (USA), Inc.                                                       Arizona

Philip Metals, (USA), Inc.                                                               Ohio

Philip Reclamation Services, Houston, Inc.                                               Texas

Philip Services (Delaware), L.L.C.                                                       Delaware

Philip Services (Phencorp) L.L.C.                                                        Delaware

Philip Services Cecatur Holdings LLC                                                     Delaware

Philip Services Cecatur Inc.                                                             Delaware

Philip Services Phencorp International, Inc.                                             Delaware

Philip Services/North Central, Inc.                                                      Iowa

Philip Transportation and Remediation, Inc.                                              California

PSC By-Products Services, Inc.                                                           Delaware

PSC Industrial Outsourcing, Inc.                                                         Delaware

PSC Industrial Services, Inc.                                                            Delaware

PSC Metals, Inc.                                                                         Ohio

PSC Recovery Systems, Inc.                                                               Georgia

Republic Environmental Recycling (New Jersey), Inc.                                      New Jersey

Republic Environmental Systems (Pennsylvania), Inc.                                      Pennsylvania

Republic Environmental Systems (Technical Services Group), Inc.                          New Jersey

Republic Environmental Systems (Transportation Group), Inc.                              Pennsylvania

Resource Recovery Corporation                                                            Washington

Rho-Chem Corporation                                                                     California

RMF Global, Inc.                                                                         Ohio

RMF Industrial Contracting, Inc.                                                         Michigan

Serv-Tech EPC, Inc.                                                                      Nevada

SK Acquisition Corp.                                                                     Wisconsin

SK Parent Corporation                                                                    Delaware

Solvent Recovery Corporation                                                             Missouri

Southwest Utilities, Inc.                                                                Texas

Sparrows Point Scrap Processing L.L.C.                                                   Delaware

ThermalKEM, Inc.                                                                         Delaware

Total Refractory Systems, Inc.                                                           Nevada

CANADIAN SUBSIDIARY NAME                                                                 JURISDICTION
------------------------                                                                 ------------
1195613 Ontario Limited                                                                  Ontario

1233793 Ontario Inc.                                                                     Ontario

1242204 Ontario, Inc.                                                                    Ontario

2766906 Canada, Inc.                                                                     Canada

2884216 Canada Inc.                                                                      Canada

800151 Ontario Inc.                                                                      Ontario

842578 Ontario Limited                                                                   Ontario

912613 Ontario Ltd.                                                                      Ontario

Allies Staffing Ltd.                                                                     Ontario

Allwaste of Canada Ltd.                                                                  Ontario

Breamer Acres Limited                                                                    Ontario

Caligo Reclamation Ltd.                                                                  Ontario

PSC/IML Acquisition Corp.                                                                Ontario

Philip Analytical Services Corporation                                                   Ontario

Philip Analytical Services, Inc.                                                         Ontario

Philip Environmental (Elimira) Inc.                                                      Ontario

Philip Environmental Services Limited                                                    Ontario

Philip Environmental, Inc.                                                               Ontario

Philip Gore Landfill Inc.                                                                Ontario

Philip Investment Corp.                                                                  Ontario

Philip Plasma Metals Inc.                                                                Ontario

Philip Services Inc.                                                                     Ontario

Philip Utilities Management Corporation                                                  Ontario

R & R Trucking Inc.                                                                      Ontario

Rockcliffe Research Management Inc.                                                      Canada

ST Delta Canada, Inc.                                                                    Ontario

ServTech Canada, Inc.                                                                    Ontario

Societe D'Elimination Environmentalale Selenco Inc.                                      Canada

Uniflow Sewer Services, Inc.                                                             Ontario

York Thomas Delsan Decommissioning Inc.                                                  Canada

OTHER                                                                                    JURISDICTION
-----                                                                                    ------------
Allwaste Servicios Industrial de Control Ecologico S.A. de C.V.                          Mexico

Allwaste Tank Services S.A. de C.V.                                                      Mexico

Arc Dust Processing (Barbados) Limited                                                   Barbados

Caligo de Mexico S.A. de C.V.                                                            Mexico

Dotspec Ltd.                                                                             United Kingdom

PSC (Europe) Limited                                                                     United Kingdom

PSC Industriedienstleistungs Gmbh                                                        Austria

Petrochem Field Services de Venezuela, S.A.                                              Venezuela

Phencorp International B.V.                                                              Netherlands

Phencorp Reinsurance Company, Inc.                                                       Barbados

Philip Industries (Europe) Limited                                                       United Kingdom

Philip Industries Services (Europe) Limited                                              United Kingdom

Philip International Development Inc.                                                    Barbados

Philip Services (Europe) B.V.                                                            Netherlands

Philip Services (Europe) Limited                                                         United Kingdom

Philip Services Industrials do Brazil Ltda.                                              Brazil

Philip Services (UK) Limited                                                             United Kingdom

Refinery Maintenance International Limited                                               United Kingdom

Serv-Tech Europe Gmbh                                                                    Germany

Serv-Tech International Sales, Inc.                                                      US Virgin Islands

Serv-Tech Mexicana, S. de R.L.                                                           Mexico

Serv-Tech Sudamericana, S.A.                                                             Venezuela

Serv-Tech de Mexico                                                                      Mexico

Serv-Tech of New Mexico S. der R.L. de C.V.                                              Mexico

Sessa, S.A. de C.V.                                                                      Mexico